UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/16

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Select Managers Small Cap Growth Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Select Managers Small Cap Growth Fund

SEMIANNUAL REPORT November 30, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Select Managers Small Cap Growth Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Select Managers Small Cap Growth Fund, covering the six-month period from June 1, 2016 through November 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over the reporting period despite occasional bouts of volatility stemming from economic and political developments. In the wake of a robust market rally during the spring of 2016, a referendum in the United Kingdom to leave the European Union triggered heightened market turbulence in June. The market rally resumed over the summer as geopolitical concerns eased, and several broad measures of stock market performance climbed to record highs. Stock prices moderated prior to U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality sovereign bonds moved lower over much of the reporting period due to robust investor demand for current income, but yields surged higher after the election amid expectations of rising interest rates.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets over the foreseeable future. Some asset classes and industry groups seem likely to benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
December 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period from June 1, 2016 through November 30, 2016, as provided by Keith L. Stransky and Robert B. Mayerick of EACM Advisors LLC, the fund’s portfolio allocation manager

Fund and Market Performance Overview

For the six-month period ended November 30, 2016, Dreyfus Select Managers Small Cap Growth Fund’s Class A, Class C, Class I, and Class Y shares at NAV produced total returns of 10.05%, 9.64%, 10.22%, and 10.23%, respectively.1 In comparison, the Russell 2000® Growth Index (the “Index”), the fund’s benchmark, returned 11.09% for the same period.2

Small-cap stocks gained value during the reporting period amid moderate economic growth and political change. The fund lagged the Index, primarily due to shortfalls in the information technology and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies.

The fund uses a “multi-manager” approach by selecting various subadvisers to manage its assets. As the fund’s portfolio allocation manager, we seek subadvisers that complement one another’s style of investing, consistent with the fund’s investment goal. We monitor and evaluate the performance of the subadvisers and will advise and recommend to Dreyfus and the fund’s board any changes to the fund’s subadvisers.

The fund’s assets are currently allocated to seven subadvisers, each acting independently of one another and using their own methodology to select portfolio investments. At the end of the reporting period: 6% of the fund’s assets were under the management of Riverbridge Partners, LLC, which employs a bottom-up approach to stock selection and focuses on companies that it believes are building their earnings power and intrinsic value over long periods of time; approximately 17% of the fund’s assets were under the management of Henderson Geneva Capital Management, which employs bottom-up fundamental analysis supplemented by top-down considerations to identify companies with a consistent, sustainable record of growth; approximately 12% of the fund’s assets were under the management of Advisory Research, Inc., which employs a proprietary investment framework to evaluate the attractiveness of stocks; approximately 17% of the fund’s assets were under the management of Nicholas Investment Partners, L.P., which uses a bottom-up approach to security selection, combining rigorous fundamental analysis with the discipline and objectivity of quantitative analytics; EAM Investors, LLC, which managed 18% of the fund’s assets, chooses investments through bottom-up fundamental analysis using a blend of a quantitative discovery process and a qualitative analysis process; approximately 8% of the fund’s assets were managed by Granite Investment Partners, LLC, which seeks attractively valued small-cap companies with catalysts for growth; and 22% of the fund’s assets were managed by Rice Hall James & Associates LLC, which seeks growing companies with high earnings growth, high or improving returns on invested capital, and sustainable competitive advantages. The percentages of the fund’s assets allocated to the various subadvisers can change over time, within ranges described in the prospectus.

Economic and Political Developments Drove Equity Markets

U.S. equities started the reporting period on a strong note, driven higher by positive employment data, rebounding commodity prices, and the decision by the Federal Reserve Board to delay further interest rate increases. The market’s advance faltered later in June over concerns regarding

DISCUSSION OF FUND PERFORMANCE (continued)

the United Kingdom’s referendum to leave the European Union, but the declines proved short-lived. The market regained most of its lost ground by early July, and stocks continued advancing over the summer.

U.S. stock prices gave back some of their gains in October when investors responded cautiously to political uncertainty ahead of the presidential election. After the election, U.S. stocks rallied broadly as investors revised their expectations for future U.S. fiscal and tax policies. Indeed, more than 80% of the Index’s gains for the reporting period were achieved in the weeks following the election.

Fund Strategies Produced Mixed Results

The fund’s results were strong on an absolute basis, but relative results compared to the Index were constrained. Most notably, business process management specialist WNS Holdings reduced its profit forecast in the wake of the Brexit referendum, and online printer Cimpress (formerly Vistaprint) reported a quarterly loss related to a recent acquisition and other investments. In the materials sector, food ingredients developer Senomyx was hurt by worries that a major beverage company would not launch a new product containing the company’s sweetener product, and construction materials producer US Concrete missed a quarterly earnings target due to weather-related issues.

The consumer discretionary sector produced more positive relative results when identity theft protection service LifeLock was acquired by a larger company, and automotive components supplier Drew Industries appeared poised to benefit from rising demand for recreational vehicles containing its products. Among energy companies, exploration-and-production company Clayton Williams Energy more than tripled in value on the strength of better-than-expected oil production volumes in Texas’s Permian Basin.

Maintaining a Focus on Quality

Although the fund made no changes in its roster of subadvisers, during the period we shifted some of the fund’s assets away from what we consider more aggressive managers to those with relatively defensive approaches. This move was designed to balance the fund for an unpredictable market, where leadership rotates rapidly.

December 15, 2016

Please note the position in any securities highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

As of 11/30/16, the companies mentioned represented 3.18% of the fund’s portfolio in the aggregate; portfolio composition is subject to change at any time. The holdings listed should not be considered recommendations to buy or sell a particular security. Other holdings may not have performed as well as some of those listed herein. Portfolio composition is subject to change at any time.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Small Cap Growth Fund from June 1, 2016 to November 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.79	$10.77	$5.27	$5.06
Ending value (after expenses)	$1,100.50	$1,096.40	$1,102.20	$1,102.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.53	$10.35	$5.06	$4.86
Ending value (after expenses)	$1,018.60	$1,014.79	$1,020.05	$1,020.26

† Expenses are equal to the fund’s annualized expense ratio of 1.29% for Class A, 2.05% for Class C, 1.00% for Class I and .96% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2016 (Unaudited)

Common Stocks - 97.5%	Shares		Value ($)
Automobiles & Components - 2.6%
Cooper-Standard Holding	10,769	[a]	1,026,501
Dorman Products	34,721	[a,b]	2,508,245
Drew Industries	62,014		6,517,671
Gentex	43,815		810,139
Horizon Global	34,815	[a]	801,093
Spartan Motors	83,013		742,966
Standard Motor Products	16,211		809,577
Thor Industries	7,716	[b]	775,998
Visteon	8,496		668,380
Winnebago Industries	21,669		703,159
			15,363,729
Banks - 4.8%
BancFirst	9,624		788,687
Bank of the Ozarks	135,338	[b]	6,566,600
BNC Bancorp	22,883		691,067
BofI Holding	158,307	[a,b]	3,740,794
Boston Private Financial Holdings	56,504		847,560
Central Pacific Financial	29,327		866,613
Chemical Financial	13,908		721,547
Columbia Banking System	20,361		810,775
First Hawaiian	34,741		1,041,883
Heartland Financial USA	16,485		706,382
Home BancShares	39,553		1,023,236
HomeStreet	29,865	[a]	867,578
Independent Bank Group	11,988		720,479
Meta Financial Group	7,674		697,950
Park National	6,295		702,522
Preferred Bank	15,935		718,509
Synovus Financial	33,989		1,315,714
Texas Capital Bancshares	43,985	[a]	3,199,909
Univest Corporation of Pennsylvania	35,687		1,018,864
Western Alliance Bancorp	30,587	[a]	1,429,025
			28,475,694
Capital Goods - 9.4%
AAON	35,176		1,157,290
Aerovironment	22,337	[a,b]	632,137
Albany International, Cl. A	20,665		965,055

Common Stocks - 97.5% (continued)	Shares		Value ($)
Capital Goods - 9.4% (continued)
Apogee Enterprises	23,161	[b]	1,104,780
Argan	11,308		683,569
Astec Industries	37,379		2,478,228
Barnes Group	40,346		1,863,985
Beacon Roofing Supply	92,732	[a]	4,301,837
Chart Industries	18,678	[a]	664,003
Continental Building Products	22,565	[a]	505,456
Curtiss-Wright	7,463		750,181
DigitalGlobe	21,713	[a]	698,073
Donaldson	40,931	[b]	1,660,161
Dycom Industries	7,280	[a,b]	533,114
EMCOR Group	10,013		694,602
Encore Wire	18,994		807,245
Energy Recovery	30,887	[a,b]	336,359
Esterline Technologies	10,225	[a]	899,289
Federal Signal	43,052		680,222
Gibraltar Industries	68,315	[a]	3,074,175
Granite Construction	34,403		2,029,433
Griffon	35,046	[b]	837,599
H&E Equipment Services	11,853		218,214
HEICO	10,775	[b]	845,837
John Bean Technologies	16,884		1,522,937
KEYW Holding	58,460	[a,b]	732,504
Kratos Defense & Security Solutions	101,670	[a]	744,224
Lincoln Electric Holdings	10,508		824,983
Lydall	11,058	[a]	660,163
Masonite International	29,527	[a]	1,913,350
MasTec	30,416	[a]	1,154,287
Mercury Systems	31,397	[a]	932,805
Middleby	17,559	[a]	2,405,232
Mueller Water Products, Cl. A	66,827		884,121
Nordson	6,653		710,075
Oshkosh	10,781		754,670
Patrick Industries	8,553	[a,b]	610,257
Proto Labs	36,854	[a,b]	1,920,093
Quanta Services	69,157	[a]	2,331,974
Raven Industries	29,791		746,265
RBC Bearings	25,050	[a]	2,123,238
Rush Enterprises, Cl. A	27,993	[a]	846,788

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 97.5% (continued)	Shares		Value ($)
Capital Goods - 9.4% (continued)
SiteOne Landscape Supply	14,722		493,187
Sun Hydraulics	18,367		729,905
TASER International	26,525	[a]	722,276
Titan International	67,517		780,497
Titan Machinery	15,281	[a]	213,781
Trex	12,569	[a]	826,915
WESCO International	10,732	[a]	728,703
Woodward	22,448		1,520,403
			56,254,477
Commercial & Professional Services - 4.7%
Advisory Board	103,590	[a]	3,667,086
CEB	54,539		3,215,074
Exponent	33,161		2,011,215
Franklin Covey	27,233	[a]	566,446
Healthcare Services Group	80,323	[b]	3,128,581
Hudson Technologies	89,503	[a,b]	681,118
Huron Consulting Group	47,239	[a]	2,491,857
ICF International	13,161	[a]	728,461
InnerWorkings	27,180	[a]	251,415
McGrath RentCorp	19,679		726,549
Mobile Mini	16,197		497,248
Navigant Consulting	30,522	[a]	753,893
Ritchie Bros Auctioneers	58,729		2,245,210
Tetra Tech	120,695		5,171,781
Viad	15,711		689,713
WageWorks	18,319	[a]	1,352,858
			28,178,505
Consumer Durables & Apparel - 2.3%
Brunswick	15,159		759,769
Callaway Golf	285,851		3,473,090
Cavco Industries	7,728	[a]	730,682
Columbia Sportswear	16,976		965,425
G-III Apparel Group	29,186	[a]	792,692
iRobot	33,066	[a,b]	1,884,762
Nautilus	52,813	[a]	908,384
Oxford Industries	22,200		1,613,052
Steven Madden	36,376	[a]	1,347,731
TopBuild	15,706	[a]	569,971

Common Stocks - 97.5% (continued)	Shares		Value ($)
Consumer Durables & Apparel - 2.3% (continued)
Universal Electronics	13,552	[a]	912,727
			13,958,285
Consumer Services - 7.1%
Belmond, Cl. A	42,501	[a]	550,388
Bojangles'	37,285	[a]	667,402
Bravo Brio Restaurant Group	30,606	[a]	127,015
Bright Horizons Family Solutions	59,296	[a]	4,080,751
Buffalo Wild Wings	20,359	[a,b]	3,432,527
Century Casinos	127,259	[a]	878,087
Cheesecake Factory	66,370		3,927,113
Chuy's Holdings	37,888	[a]	1,187,789
Dave & Buster's Entertainment	23,625	[a]	1,106,831
Del Taco Restaurants	61,786	[a]	897,133
Grand Canyon Education	38,958	[a]	2,224,502
Jack in the Box	8,656		900,397
LifeLock	271,768	[a,b]	6,470,796
Panera Bread, Cl. A	10,886	[a,b]	2,309,029
Papa John's International	8,468		748,232
Planet Fitness, Cl. A	107,383		2,176,653
Popeyes Louisiana Kitchen	13,823	[a,b]	827,721
Shake Shack, Cl. A	15,796	[a,b]	582,556
Texas Roadhouse	33,205		1,556,982
Vail Resorts	29,833		4,725,547
Wendy's	101,941	[b]	1,281,398
Wingstop	47,114		1,445,929
			42,104,778
Diversified Financials - 1.9%
Associated Capital Group, Cl. A	12,070	[b]	408,570
Evercore Partners, Cl. A	45,383		3,058,814
FactSet Research Systems	8,331		1,334,376
Financial Engines	17,935	[b]	625,035
GAMCO Investors, Cl. A	12,106		370,807
MarketAxess Holdings	20,797		3,447,519
PRA Group	49,388	[a,b]	1,775,499
Virtus Investment Partners	840	[b]	97,272
			11,117,892
Energy - 2.5%
Callon Petroleum	142,828	[a]	2,519,486
Dril-Quip	12,603	[a,b]	712,700

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 97.5% (continued)	Shares		Value ($)
Energy - 2.5% (continued)
Forum Energy Technologies	33,964	[a,b]	738,717
Green Plains	28,841		781,591
Matador Resources	41,070	[a,b]	1,094,105
MRC Global	49,847	[a]	1,003,420
Oasis Petroleum	48,946	[a]	732,722
Parsley Energy, Cl. A	17,151	[a]	654,311
PDC Energy	13,378	[a]	995,992
Resolute Energy	20,406	[a,b]	684,417
Rice Energy	54,798	[a]	1,334,331
Ring Energy	54,135	[a]	692,928
RSP Permian	13,273	[a]	592,639
SM Energy	17,874		712,458
US Silica Holdings	11,315	[b]	572,652
Whiting Petroleum	65,366	[a]	798,773
			14,621,242
Exchange-Traded Funds - .9%
iShares Russell 2000 ETF	31,202	[b]	4,106,495
iShares Russell 2000 Growth ETF	7,000	[b]	1,066,170
			5,172,665
Food & Staples Retailing - .3%
Natural Grocers by Vitamin Cottage	19,720	[a,b]	209,032
Smart & Final Stores	56,296	[a,b]	759,996
United Natural Foods	21,893	[a]	1,027,876
			1,996,904
Food, Beverage & Tobacco - 1.1%
Calavo Growers	6,032		325,426
Farmer Brothers	16,502	[a]	575,095
Fresh Del Monte Produce	8,258		512,079
Freshpet	41,309	[a]	382,108
Hain Celestial Group	60,306	[a]	2,363,392
Hostess Brands	56,194	[a]	727,712
J&J Snack Foods	14,164		1,719,935
Nomad Foods	18,325	[a]	172,438
			6,778,185
Health Care Equipment & Services - 9.2%
ABIOMED	39,372	[a]	4,419,113
athenahealth	8,234	[a,b]	778,936
BioTelemetry	34,341	[a]	667,932
Cantel Medical	54,428		4,439,692

Common Stocks - 97.5% (continued)	Shares		Value ($)
Health Care Equipment & Services - 9.2% (continued)
Cardiovascular Systems	30,968	[a]	749,116
Chemed	5,845	[b]	870,730
Cotiviti Holdings	26,279	[b]	782,851
Diplomat Pharmacy	39,982	[a,b]	566,145
Evolent Health, Cl. A	36,591	[a]	687,911
Glaukos	54,955	[a]	1,715,146
Globus Medical, Cl. A	54,393	[a,b]	1,177,065
Haemonetics	24,316	[a]	963,643
HealthEquity	54,999	[a,b]	2,449,105
HealthStream	26,967	[a]	675,793
ICU Medical	4,623	[a]	694,606
Inovalon Holdings, Cl. A	23,705	[a,b]	363,872
K2M Group Holdings	60,102	[a]	1,129,918
Masimo	54,092	[a]	3,346,672
Medidata Solutions	53,876	[a]	2,975,571
Natus Medical	34,688	[a]	1,382,317
Neogen	47,983	[a]	3,036,364
Nevro	37,781	[a,b]	2,872,489
Novadaq Technologies	38,520	[a]	306,234
NuVasive	8,157	[a,b]	529,389
NxStage Medical	68,696	[a]	1,698,165
Omnicell	27,743	[a]	994,587
OraSure Technologies	82,732	[a]	697,431
Oxford Immunotec Global	16,326	[a,b]	241,135
Penumbra	33,137	[a,b]	2,051,180
Spectranetics	21,438	[a]	468,420
Surgical Care Affiliates	5,452	[a]	229,257
Teleflex	15,685		2,320,282
U.S. Physical Therapy	2,154		137,856
Vascular Solutions	25,616	[a]	1,411,442
Veeva Systems, Cl. A	31,806	[a]	1,478,343
Vocera Communications	44,013	[a]	801,037
West Pharmaceutical Services	6,082		493,554
Wright Medical Group	30,518	[a,b]	703,135
Zeltiq Aesthetics	76,298	[a,b]	3,357,875
			54,664,309
Household & Personal Products - .4%
Central Garden & Pet	27,381	[a]	790,763
e.l.f. Beauty	17,084		537,633

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 97.5% (continued)	Shares		Value ($)
Household & Personal Products - .4% (continued)
Inter Parfums	20,754		714,975
Medifast	5,782		225,961
			2,269,332
Insurance - .5%
AMERISAFE	12,222		776,708
Infinity Property & Casualty	8,447		728,554
Kinsale Captial Group	5,160		147,112
Primerica	9,887		699,011
Stewart Information Services	15,403		730,718
			3,082,103
Materials - 3.5%
Balchem	33,230		2,653,748
Berry Plastics Group	63,834	[a]	3,177,018
Calgon Carbon	31,312		554,222
Chemours	38,022		939,904
Commercial Metals	32,547		716,359
Eagle Materials	13,139	[b]	1,277,111
Ferro	66,725	[a]	987,530
Ferroglobe	80,868	[b]	922,704
Innospec	11,625		763,763
Kaiser Aluminum	8,171		673,209
KapStone Paper and Packaging	35,397		723,161
Neenah Paper	8,432		715,877
Scotts Miracle-Gro, Cl. A	10,100		921,827
Sensient Technologies	27,411		2,140,525
Summit Materials, Cl. A	110,366	[a]	2,623,400
US Concrete	15,016	[a,b]	853,660
			20,644,018
Media - .5%
MDC Partners, Cl. A	111,331		690,252
Nexstar Broadcasting Group, Cl. A	12,129	[b]	723,495
Scholastic	17,179		757,422
Time	39,895		646,299
			2,817,468
Pharmaceuticals, Biotechnology & Life Sciences - 9.6%
Acceleron Pharma	14,748	[a]	496,860
Aclaris Therapeutics	43,208	[a]	1,294,080
Aerie Pharmaceuticals	55,184	[a,b]	2,050,086
Aimmune Therapeutics	31,345	[a,b]	711,532

Common Stocks - 97.5% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 9.6% (continued)
Amphastar Pharmaceuticals	31,553	[a]	639,579
ARIAD Pharmaceuticals	52,627	[a,b]	709,412
AveXis	11,497	[b]	679,703
Bio-Rad Laboratories, Cl. A	5,093	[a]	883,635
BioSpecifics Technologies	22,720	[a]	1,121,459
Bio-Techne	25,624		2,699,745
Bluebird Bio	17,399	[a,b]	1,050,030
Cambrex	13,714	[a]	687,071
Cara Therapeutics	57,292	[a,b]	515,628
Clovis Oncology	19,456	[a,b]	666,757
CoLucid Pharmaceuticals	21,445	[a]	758,081
Corcept Therapeutics	73,607	[a]	617,563
Dermira	64,135	[a]	2,051,037
Eagle Pharmaceuticals	14,617	[a,b]	1,154,158
Emergent BioSolutions	68,469	[a]	1,832,230
Exelixis	84,747	[a]	1,433,919
Five Prime Therapeutics	9,281	[a,b]	533,843
GW Pharmaceuticals, ADR	2,965	[a]	331,042
Heska	10,967	[a]	725,028
INC Research Holdings, Cl. A	30,796	[a]	1,524,402
Intra-Cellular Therapies	9,362	[a,b]	130,506
Keryx Biopharmaceuticals	247,433	[a,b]	1,435,111
Kite Pharma	8,743	[a,b]	445,281
Lexicon Pharmaceuticals	28,876	[a,b]	439,781
Ligand Pharmaceuticals	49,351	[a,b]	5,152,244
Medicines	13,637	[a,b]	478,659
NanoString Technologies	34,999	[a]	769,978
Natera	21,167	[a]	254,004
Nektar Therapeutics	228,702	[a,b]	2,809,604
NeoGenomics	76,064	[a]	680,012
Neurocrine Biosciences	31,939	[a]	1,483,567
Neuroderm	7,677	[a,b]	125,135
Novan	7,797	[a]	209,427
Ophthotech	17,054	[a,b]	522,705
Pacira Pharmaceuticals	24,947	[a,b]	794,562
PAREXEL International	24,055	[a,b]	1,419,245
Progenics Pharmaceuticals	206,699	[a,b]	1,849,956
Radius Health	33,688	[a,b]	1,792,875
REGENXBIO	60,437	[a,b]	1,344,723

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 97.5% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 9.6% (continued)
Repligen	39,159	[a]	1,260,920
Sage Therapeutics	15,612	[a,b]	782,317
Supernus Pharmaceuticals	192,855	[a]	4,156,025
Synergy Pharmaceuticals	127,609	[a,b]	671,223
TESARO	20,867	[a,b]	2,831,443
			57,006,183
Real Estate - .4%
CoreSite Realty	8,062	[c]	568,613
Four Corners Property Trust	31,207	[c]	598,550
MGM Growth Properties, Cl. A	20,106	[b,c]	482,544
RE/MAX Holdings, Cl. A	16,492		808,108
			2,457,815
Retailing - 4.6%
America's Car-Mart	13,950	[a]	635,423
Big Lots	15,565	[b]	787,745
Burlington Stores	31,761	[a]	2,792,427
Core-Mark Holding	31,838		1,162,405
Dick's Sporting Goods	9,469		559,334
Duluth Holdings, Cl. B	89,319	[b]	2,993,080
Five Below	20,795	[a,b]	818,491
Hibbett Sports	20,719	[a,b]	833,940
LKQ	27,684	[a]	908,866
Monro Muffler Brake	42,742	[b]	2,555,972
Nutrisystem	43,801		1,609,687
Ollie's Bargain Outlet Holdings	17,686	[a]	531,464
Pool	54,215		5,454,571
Restoration Hardware Holdings	13,757	[a,b]	495,940
Shutterfly	74,118	[a,b]	3,755,559
Tile Shop Holdings	71,996	[a]	1,443,520
			27,338,424
Semiconductors & Semiconductor Equipment - 5.2%
Advanced Energy Industries	14,872	[a]	821,083
Cabot Microelectronics	10,243		610,278
Cavium	27,493	[a]	1,567,926
CEVA	150,966	[a]	4,800,719
Cirrus Logic	43,916	[a]	2,415,380
FormFactor	67,623	[a]	757,378
Impinj	28,800	[b]	786,528
Inphi	43,719	[a]	1,974,787

Common Stocks - 97.5% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 5.2% (continued)
Integrated Device Technology	124,048	[a]	2,902,723
MACOM Technology Solutions Holdings	56,164	[a,b]	2,798,090
MaxLinear, Cl. A	62,848	[a]	1,283,985
Microsemi	39,719	[a]	2,174,615
MKS Instruments	12,080		695,204
Monolithic Power Systems	30,491		2,501,482
Nanometrics	31,056	[a]	742,549
ON Semiconductor	88,315	[a]	1,040,351
PDF Solutions	44,101	[a]	1,038,579
Power Integrations	9,843		662,434
Rudolph Technologies	35,926	[a]	704,150
Tessera Technologies	19,606		776,398
			31,054,639
Software & Services - 17.7%
2U	82,403	[a]	2,724,243
8x8	12,802	[a]	174,747
ACI Worldwide	72,506	[a]	1,349,337
Actua	185,130	[a]	2,508,511
Acxiom	80,795	[a]	2,143,491
Alarm.com Holdings	18,292	[a]	541,809
Aspen Technology	14,586	[a,b]	770,578
Attunity	55,717	[a,b]	317,030
Bazaarvoice	90,999	[a]	482,295
Blackbaud	34,083		2,139,731
Blackhawk Network Holdings	26,813	[a]	965,268
Booz Allen Hamilton Holdings	19,442		735,102
Bottomline Technologies	39,800	[a]	997,388
Brightcove	82,593	[a]	685,522
Callidus Software	97,212	[a]	1,526,228
Cardtronics, Cl. A	14,481	[a]	716,375
Cass Information Systems	7,859		550,130
ChannelAdvisor	17,477	[a]	251,669
Cimpress	38,695	[a,b]	3,364,530
CommVault Systems	22,689	[a]	1,225,206
CoStar Group	4,962	[a]	948,288
Criteo, ADR	129,509	[a,b]	5,344,836
CSRA	23,057		738,055
CyberArk Software	26,695	[a]	1,361,712
Descartes Systems Group	52,360	[a]	1,159,774

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 97.5% (continued)	Shares		Value ($)
Software & Services - 17.7% (continued)
Ebix	13,031	[b]	776,648
Ellie Mae	31,607	[a]	2,609,158
Envestnet	56,827	[a]	2,051,455
Everbridge	77,447		1,232,182
ExlService Holdings	39,111	[a]	1,860,119
Fair Isaac	15,159		1,723,427
Five9	37,437	[a]	592,628
Gigamon	9,975	[a]	532,166
GoDaddy, Cl. A	18,846	[a,b]	666,018
Gridsum Holding, ADR	21,380		317,921
GTT Communications	19,305	[a]	490,347
Guidewire Software	8,683	[a]	483,730
HubSpot	50,411	[a]	2,828,057
IAC/InterActiveCorp	10,299	[a]	693,741
InterXion Holding	20,596	[a]	703,559
j2 Global	39,724	[b]	2,920,111
Leidos Holdings	10,028		513,434
LogMeIn	16,036		1,617,231
MAXIMUS	62,870		3,476,082
MINDBODY, Cl. A	76,506	[a]	1,652,530
MiX Telematics, ADR	56,576		328,707
Monotype Imaging Holdings	20,462		401,055
New Relic	40,766	[a,b]	1,292,690
Paycom Software	76,159	[a,b]	3,417,254
Paylocity Holding	16,405	[a,b]	543,170
Pegasystems	23,473	[b]	847,375
Points International	49,612	[a,b]	339,346
Proofpoint	45,846	[a,b]	3,530,600
PROS Holdings	23,255	[a]	555,562
PTC	12,348	[a]	601,471
Quotient Technology	132,521	[a,b]	1,696,269
RealPage	41,238	[a]	1,179,407
Reis	23,317		509,476
Science Applications International	19,505	[b]	1,610,528
Shopify, Cl. A	23,610	[a]	983,829
Shutterstock	34,719	[a,b]	1,633,876
SPS Commerce	15,299	[a]	1,059,762
Square, Cl. A	85,026		1,100,236
Stamps.com	50,417	[a,b]	5,354,285

Common Stocks - 97.5% (continued)	Shares		Value ($)
Software & Services - 17.7% (continued)
Synchronoss Technologies	16,576	[a]	803,604
TrueCar	58,205	[a,b]	720,578
Tyler Technologies	31,968	[a]	4,760,035
Ultimate Software Group	18,460	[a]	3,783,008
Verint Systems	13,335	[a]	500,729
Wix.com	40,667	[a]	2,013,016
WNS Holdings, ADR	85,306	[a]	2,135,209
Xactly	45,764	[a]	645,272
Zendesk	30,624	[a]	651,985
Zix	152,634	[a]	679,221
			105,139,954
Technology Hardware & Equipment - 4.7%
ADTRAN	36,731		747,476
Belden	12,760		942,964
CalAmp	80,130	[a]	1,165,090
Cognex	56,893		3,397,081
Coherent	20,301	[a]	2,649,280
Digi International	27,880	[a]	373,592
EchoStar, Cl. A	14,773	[a]	753,423
Electronics For Imaging	43,881	[a]	1,909,701
ePlus	12,935	[a]	1,438,372
Finisar	22,664	[a]	753,125
II-VI	60,180	[a]	1,817,436
Infinera	49,853	[a]	423,751
InterDigital	8,904		705,197
Ituran Location and Control	19,096		476,445
Littelfuse	14,867		2,167,460
Lumentum Holdings	16,059	[a]	643,966
National Instruments	46,852		1,380,728
NETGEAR	11,614	[a]	623,672
Oclaro	185,716	[a,b]	1,660,301
Orbotech	57,484	[a]	1,820,518
ShoreTel	57,153	[a]	400,071
Stratasys	39,066	[a,b]	705,141
Tech Data	7,950	[a]	674,717
TTM Technologies	40,722	[a]	552,598
			28,182,105
Telecommunication Services - .8%
Boingo Wireless	127,198	[a]	1,551,816

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 97.5% (continued)	Shares		Value ($)
Telecommunication Services - .8% (continued)
ORBCOMM	80,781	[a]	679,368
Vonage Holdings	333,223	[a]	2,195,940
Zayo Group Holdings	12,448	[a]	429,456
			4,856,580
Transportation - 2.7%
Allegiant Travel	13,384		2,186,946
Controladora Vuela Cia de Aviacion, ADR	53,788	[a]	787,994
Echo Global Logistics	137,423	[a]	3,449,317
Genesee & Wyoming, Cl. A	15,315	[a]	1,170,066
Hub Group, Cl. A	22,401	[a]	959,883
Marten Transport	88,320		2,150,592
Old Dominion Freight Line	15,179	[a,b]	1,325,127
Saia	19,407	[a]	810,242
SkyWest	19,459		717,064
Swift Transportation	29,852	[a,b]	745,404
XPO Logistics	43,316	[a]	1,928,861
			16,231,496
Utilities - .1%
American States Water	20,947	[b]	888,153
Total Common Stocks (cost $467,668,485)			580,654,935
Investment of Cash Collateral for Securities Loaned - 12.8%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $76,465,259)	76,465,259	[d]	76,465,259
Total Investments (cost $544,133,744)	110.3%		657,120,194
Liabilities, Less Cash and Receivables	(10.3%)		(61,609,872)
Net Assets	100.0%		595,510,322

ADR—American Depository Receipt
ETF—Exchange-Traded Fund

aNon-income producing security.
bSecurity, or portion thereof, on loan. At November 30, 2016, the value of the fund’s securities on loan was $117,212,575 and the value of the collateral held by the fund was $121,773,061, consisting of cash collateral of $76,465,259 and U.S. Government & Agency securities valued at $45,307,802.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	17.7
Money Market Investment	12.8
Pharmaceuticals, Biotechnology & Life Sciences	9.6
Capital Goods	9.4
Health Care Equipment & Services	9.2
Consumer Services	7.1
Semiconductors & Semiconductor Equipment	5.2
Banks	4.8
Commercial & Professional Services	4.7
Technology Hardware & Equipment	4.7
Retailing	4.6
Materials	3.5
Transportation	2.7
Automobiles & Components	2.6
Energy	2.5
Consumer Durables & Apparel	2.3
Diversified Financials	1.9
Food, Beverage & Tobacco	1.1
Exchange-Traded Funds	.9
Telecommunication Services	.8
Insurance	.5
Media	.5
Household & Personal Products	.4
Real Estate	.4
Food & Staples Retailing	.3
Utilities	.1
110.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $117,212,575)—Note 1(b):
Unaffiliated issuers	467,668,485	580,654,935
Affiliated issuers	76,465,259	76,465,259
Cash		15,599,867
Receivable for investment securities sold		8,094,202
Dividends and securities lending income receivable		510,976
Receivable for shares of Common Stock subscribed		479,404
Prepaid expenses		31,245
		681,835,888
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		527,943
Liability for securities on loan—Note 1(b)		76,465,259
Payable for investment securities purchased		8,849,077
Payable for shares of Common Stock redeemed		387,493
Accrued expenses		95,794
		86,325,566
Net Assets ($)		595,510,322
Composition of Net Assets ($):
Paid-in capital		513,700,956
Accumulated investment (loss)—net		(1,244,045)
Accumulated net realized gain (loss) on investments		(29,933,039)
Accumulated net unrealized appreciation (depreciation) on investments		112,986,450
Net Assets ($)		595,510,322

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,506,933	320,444	11,800,765	579,882,180
Shares Outstanding	156,107	15,075	513,769	25,259,159
Net Asset Value Per Share ($)	22.46	21.26	22.97	22.96

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $10,243 foreign taxes withheld at source):	1,962,214
Income from securities lending—Note 1(b)	312,115
Total Income	2,274,329
Expenses:
Management fee—Note 3(a)	2,600,180
Custodian fees—Note 3(c)	52,508
Professional fees	32,826
Registration fees	30,813
Directors’ fees and expenses—Note 3(d)	25,600
Prospectus and shareholders’ reports	14,194
Shareholder servicing costs—Note 3(c)	10,736
Loan commitment fees—Note 2	5,678
Distribution fees—Note 3(b)	1,117
Miscellaneous	22,678
Total Expenses	2,796,330
Less—reduction in expenses due to undertaking—Note 3(a)	(353)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,148)
Net Expenses	2,794,829
Investment (Loss)—Net	(520,500)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,233,839
Net unrealized appreciation (depreciation) on investments	40,238,664
Net Realized and Unrealized Gain (Loss) on Investments	56,472,503
Net Increase in Net Assets Resulting from Operations	55,952,003

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016
Operations ($):
Investment (loss)—net	(520,500)	(1,913,592)
Net realized gain (loss) on investments	16,233,839	(32,332,896)
Net unrealized appreciation (depreciation) on investments	40,238,664	(36,965,710)
Net Increase (Decrease) in Net Assets Resulting from Operations	55,952,003	(71,212,198)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	-	(277,408)
Class C	-	(14,611)
Class I	-	(1,466,073)
Class Y	-	(36,396,471)
Total Dividends	-	(38,154,563)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	45,004	406,187
Class C	92,900	101,238
Class I	4,169,908	7,203,985
Class Y	47,751,578	142,747,856
Dividends reinvested:
Class A	-	276,552
Class C	-	14,611
Class I	-	1,202,280
Class Y	-	17,291,983
Cost of shares redeemed:
Class A	(603,110)	(957,487)
Class C	(51,366)	(82,977)
Class I	(13,006,316)	(8,486,644)
Class Y	(53,688,257)	(117,140,868)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(15,289,659)	42,576,716
Total Increase (Decrease) in Net Assets	40,662,344	(66,790,045)
Net Assets ($):
Beginning of Period	554,847,978	621,638,023
End of Period	595,510,322	554,847,978
Accumulated investment (loss)—net	(1,244,045)	(723,545)

	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016
Capital Share Transactions (Shares):
Class A
Shares sold	2,103	19,009
Shares issued for dividends reinvested	-	12,941
Shares redeemed	(28,036)	(44,496)
Net Increase (Decrease) in Shares Outstanding	(25,933)	(12,546)
Class C
Shares sold	4,531	4,857
Shares issued for dividends reinvested	-	717
Shares redeemed	(2,501)	(3,751)
Net Increase (Decrease) in Shares Outstanding	2,030	1,823
Class Ia
Shares sold	192,794	314,949
Shares issued for dividends reinvested	-	55,176
Shares redeemed	(608,746)	(386,158)
Net Increase (Decrease) in Shares Outstanding	(415,952)	(16,033)
Class Ya
Shares sold	2,200,011	6,589,584
Shares issued for dividends reinvested	-	794,303
Shares redeemed	(2,462,514)	(5,351,331)
Net Increase (Decrease) in Shares Outstanding	(262,503)	2,032,556

[a]During the period ended November 30, 2016, 191,652 Class I shares representing $3,897,822 were exchanged for 191,730 Class Y shares and during the period ended May 31, 2016, 235,226 Class Y shares representing $5,438,913 were exchanged for 235,068 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	November 30, 2016	Year Ended May 31,
Class A Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	20.41	24.84	23.55	22.16	17.13	18.36
Investment Operations:
Investment (loss)—net[a]	(.05)	(.15)	(.17)	(.19)	(.11)	(.13)
Net realized and unrealized gain (loss) on investments	2.10	(2.76)	3.42	2.90	5.14	(1.10)
Total from Investment Operations	2.05	(2.91)	3.25	2.71	5.03	(1.23)
Distributions:
Dividends from net realized gain on investments	-	(1.52)	(1.96)	(1.32)	-	-
Net asset value, end of period	22.46	20.41	24.84	23.55	22.16	17.13
Total Return (%)[b]	10.05[c]	(11.99)	14.30	11.87	29.36	(6.70)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29[d]	1.29	1.32	1.38	1.34	1.43
Ratio of net expenses to average net assets	1.29[d]	1.29	1.30	1.30	1.33	1.34
Ratio of net investment (loss) to average net assets	(.50)[d]	(.66)	(.71)	(.75)	(.56)	(.78)
Portfolio Turnover Rate	55.56[c]	125.11	148.55	121.33	111.48	107.62
Net Assets, end of period ($ x 1,000)	3,507	3,716	4,834	4,742	668	430

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

	Six Months Ended
	November 30, 2016	Year Ended May 31,
Class C Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	19.39	23.85	22.85	21.70	16.89	18.22
Investment Operations:
Investment (loss)—net[a]	(.13)	(.30)	(.35)	(.36)	(.23)	(.26)
Net realized and unrealized gain (loss) on investments	2.00	(2.64)	3.31	2.83	5.04	(1.07)
Total from Investment Operations	1.87	(2.94)	2.96	2.47	4.81	(1.33)
Distributions:
Dividends from net realized gain on investments	-	(1.52)	(1.96)	(1.32)	-	-
Net asset value, end of period	21.26	19.39	23.85	22.85	21.70	16.89
Total Return (%)[b]	9.64[c]	(12.67)	13.49	10.99	28.48	(7.30)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.29[d]	2.39	2.34	2.34	2.25	2.16
Ratio of net expenses to average net assets	2.05[d]	2.05	2.05	2.03	2.02	2.07
Ratio of net investment (loss) to average net assets	(1.28)[d]	(1.42)	(1.48)	(1.48)	(1.28)	(1.56)
Portfolio Turnover Rate	55.56[c]	125.11	148.55	121.33	111.48	107.62
Net Assets, end of period ($ x 1,000)	320	253	268	430	32	47

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	November 30, 2016	Year Ended May 31,
Class I Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	20.84	25.25	23.83	22.35	17.22	18.40
Investment Operations:
Investment (loss)—net[a]	(.02)	(.08)	(.10)	(.12)	(.05)	(.06)
Net realized and unrealized gain (loss) on investments	2.15	(2.81)	3.48	2.92	5.18	(1.12)
Total from Investment Operations	2.13	(2.89)	3.38	2.80	5.13	(1.18)
Distributions:
Dividends from net realized gain on investments	-	(1.52)	(1.96)	(1.32)	-	-
Net asset value, end of period	22.97	20.84	25.25	23.83	22.35	17.22
Total Return (%)	10.22[b]	(11.71)	14.69	12.18	29.79	(6.41)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00[c]	.98	.97	.98	.99	1.03
Ratio of net expenses to average net assets	1.00[c]	.98	.97	.98	.99	1.02
Ratio of net investment (loss) to average net assets	(.21)[c]	(.35)	(.53)	(.45)	(.25)	(.34)
Portfolio Turnover Rate	55.56[b]	125.11	148.55	121.33	111.48	107.62
Net Assets, end of period ($ x 1,000)	11,801	19,373	23,882	453,865	362,704	189,191

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

	Six Months Ended
	November 30, 2016	Year Ended May 31,
Class Y Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	20.83	25.23	23.81	23.06
Investment Operations:
Investment (loss)—net[b]	(.02)	(.07)	(.09)	(.02)
Net realized and unrealized gain (loss) on investments	2.15	(2.81)	3.47	2.09
Total from Investment Operations	2.13	(2.88)	3.38	2.07
Distributions:
Dividends from net realized gain on investments	-	(1.52)	(1.96)	(1.32)
Net asset value, end of period	22.96	20.83	25.23	23.81
Total Return (%)	10.23[c]	(11.68)	14.66	8.68[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[d]	.96	.97	1.16[d]
Ratio of net expenses to average net assets	.96[d]	.96	.97	1.04[d]
Ratio of net investment (loss) to average net assets	(.18)[d]	(.33)	(.36)	(.08)[d]
Portfolio Turnover Rate	55.56[c]	125.11	148.55	121.33
Net Assets, end of period ($ x 1,000)	579,882	531,507	592,655	973

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Small Cap Growth Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Riverbridge Partners, LLC (“Riverbridge”), Henderson Geneva Capital Management Ltd. (“Henderson”), Advisory Research, Inc. (“ARI”) formerly, Cupps Capital Management, LLC, Nicholas Investment Partners, L.P. (“Nicholas”), EAM Investors, LLC (“EAM”), Granite Investment Partners, LLC (“Granite”) and Rice Hall James & Associates (“Rice Hall”), serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 325 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2016 in valuing the fund’s investments:

	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	548,760,336	-	-	548,760,336
Equity Securities - Foreign Common Stocks†	26,721,934	-	-	26,721,934
Exchange-Traded Funds	5,172,665	-	-	5,172,665
Registered Investment Company	76,465,259	-	-	76,465,259

† See Statement of Investments for additional detailed categorizations.

At November 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2016, The Bank of New York

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Mellon earned $59,814 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2016 were as follows:

Affiliated Investment Company	Value 5/31/2016 ($)	Purchases ($)	Sales ($)	Value 11/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	64,338,697	115,689,559	180,028,256	-	-
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	119,897,448	43,432,189	76,465,259	12.8
Total	64,338,697	235,587,007	223,460,445	76,465,259	12.8

† During the period ended November 30, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2016, the fund did not incur any interest or penalties.

Each tax year for the three-year period ended May 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2016 was as follows: long-term capital gains $38,154,563. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from June 1, 2016 through October 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .98% of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $353 during the period ended November 30, 2016.

Pursuant to a Portfolio Allocation Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

Pursuant to separate sub-investment advisory agreements between Dreyfus and Riverbridge, Henderson, ARI, Nicholas, EAM, Granite and Rice Hall, each serves as the fund’s sub-investment adviser responsible for the day-

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

to-day management of a portion of the fund’s portfolio. Dreyfus pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended November 30, 2016, the Distributor retained $23 from commissions earned on sales of the fund's Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2016, Class C shares were charged $1,117 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2016, Class A and Class C shares were charged $4,450 and $372, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2016, the fund was charged $2,205 for transfer agency services and $107 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $49.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2016, the fund was charged $52,508 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,099.

During the period ended November 30, 2016, the fund was charged $10,727 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $427,489, Distribution Plan fees $192, Shareholder Services Plan fees $768, custodian fees $84,409, Chief Compliance Officer fees $14,302 and transfer agency fees $833, which are offset against an expense reimbursement currently in effect in the amount of $50.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2016, amounted to $310,826,708 and $326,680,907, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At November 30, 2016, accumulated net unrealized appreciation on investments was $112,986,450, consisting of $129,385,117 gross unrealized appreciation and $16,398,667 gross unrealized depreciation.

At November 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

Rice Hall James & Associates Sub-Advisory Agreement

At a meeting of the fund’s Board of Directors (the “Board”) held on July 25, 2016 (the “July Meeting”), the Board discussed the intention of Rice Hall James & Associates, LLC (“RHJ”) to reallocate its equity ownership (the “RHJ Transaction”) with representatives of Dreyfus, as well as the terms of Dreyfus’ Sub-Advisory Agreement with RHJ pursuant to which RHJ serves as a sub-investment adviser to the fund and provides day-to-day management of a portion of the fund’s investments (the “RHJ” Sub-Advisory Agreement”) and the implications, if any, that the closing of the RHJ Transaction would have for RHJ’s performance as a sub-adviser to the fund. At the July Meeting, representatives of Dreyfus confirmed that there would be no change in RHJ’s investment process for managing its allocated portion of the fund’s investment portfolio as a result of the RHJ Transaction.

At the July Meeting, Dreyfus recommended the approval of the RHJ Sub-Advisory Agreement, pursuant to which RHJ would continue to serve as a sub-adviser to the fund. The recommendation for the approval of the RHJ Sub-Advisory Agreement was based on the following considerations, among others: (i) the RHJ Transaction was not expected to have a material impact on the nature, extent or quality of the sub-investment advisory services that RHJ provides to the fund; (ii) the RHJ personnel who have been principally responsible for managing RHJ’s allocated portion of the fund’s investment portfolio would continue to serve in their respective senior capacities with RHJ following the RHJ Transaction; and (iii) the terms of the RHJ Sub-Advisory Agreement were identical in material respects to Dreyfus’ Sub-Investment Advisory Agreement with RHJ prior to the closing of the RHJ Transaction (the “Initial RHJ Sub-Advisory Agreement”). The Board also considered the fact that Dreyfus continued to express confidence in RHJ and its investment management capabilities.

At the July Meeting, the Board, including a majority of the Independent Directors, considered and approved the RHJ Sub-Advisory Agreement. In determining whether to approve the RHJ Sub-Advisory Agreement, the Board considered the materials prepared by Dreyfus and EACM Advisors LLC (“EACM”), the fund’s portfolio allocation manager received in advance of the November 2-3, 2015 Board meeting and the July Meeting and other information, which included: (i) a form of the RHJ Sub-Advisory Agreement; (ii) information regarding the RHJ Transaction and Dreyfus’ rationale for retaining RHJ following the closing of the RHJ Transaction; (iii) information regarding RHJ’s investment process; (iv) information regarding RHJ’s reputation, investment management business, personnel and operations, and the effect that the RHJ Transaction may have on RHJ’s business and operations; (v) information regarding RHJ’s brokerage and trading policies and practices; (vi) information regarding the level of sub-investment advisory fees charged by RHJ; (vii) information regarding RHJ’s historical performance returns managing its allocated portion of the fund’s portfolio, including information comparing that performance to a relevant index; (viii) information regarding RHJ’s compliance program; and (ix) RHJ’s Form ADV. The Board also considered the substance of discussions with representatives of Dreyfus and EACM at

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the November 2-3, 2015 Board meeting and with representatives of Dreyfus at the July Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the Investment Company Act of 1940, as amended (the “1940 Act”).

Nature, Extent and Quality of Services to be Provided by RHJ. In examining the nature, extent and quality of the services that had been furnished by RHJ to the fund under the Initial RHJ Sub-Advisory Agreement, and were expected to be provided by RHJ to the fund under the RHJ Sub-Advisory Agreement, the Board considered: (i) RHJ’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) RHJ’s expertise in providing portfolio management services to the fund and the performance history of RHJ’s allocated portion of the fund’s portfolio; (iii) RHJ’s investment strategy for the fund; (iv) RHJ’s performance relative to unmanaged indices; and (v) RHJ’s compliance program. The Board also considered the review process undertaken by Dreyfus and Dreyfus’ favorable assessment of the nature and quality of the sub-investment advisory services provided and expected to be provided to the fund by RHJ after consummation of the RHJ Transaction. The Board also noted that the executive and portfolio management teams of RHJ were expected to stay in place after consummation of the RHJ Transaction. The Board concluded that the fund and its shareholders would continue to benefit from the quality and experience of RHJ’s investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services provided by RHJ under the Initial RHJ Sub-Advisory Agreement, as well as RHJ’s ability to render such services based on its experience, operations and resources, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the RHJ Sub-Advisory Agreement.

Investment Performance of RHJ. The Board considered RHJ’s investment performance in managing its allocated portion of the fund’s portfolio as a factor in evaluating the RHJ Sub-Advisory Agreement. The Board compared this historical performance to a relevant benchmark and concluded that RHJ’s historical performance record in managing its allocated portion of the fund’s investment portfolio, when viewed together with the other factors considered by the Board, supported a decision to approve the RHJ Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the RHJ Sub-Advisory Agreement, noting that the proposed fee would be paid by Dreyfus and, thus, would not impact the fees paid by the fund. The Board recognized that, because RHJ’s fee would be paid by Dreyfus, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Management Agreement”), and, therefore, the Board received and considered a profitability analysis of Dreyfus and its affiliates. The Board noted that the fee payable to RHJ by Dreyfus under the RHJ Sub-Advisory Agreement was the same as that payable under the Initial RHJ Sub-Advisory Agreement and, thus, approval of the RHJ Sub-Advisory Agreement had no impact on Dreyfus’ profitability. The Board concluded that the proposed fee payable to RHJ by Dreyfus with respect to the assets to be allocated to RHJ in its capacity as sub-adviser was appropriate and Dreyfus’ profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by Dreyfus and RHJ under the RHJ Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because RHJ’s fee would continue to be paid by Dreyfus, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement. Accordingly, consideration of economies of scale with respect to RHJ was not relevant to the Board’s determination to approve the RHJ Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that accrued to RHJ as a result of RHJ’s relationship with the fund. The Board concluded that RHJ may direct fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that RHJ was required to select brokers who met the fund’s requirements for seeking best execution, and that Dreyfus monitored and evaluated RHJ’s trade execution with respect to fund brokerage transactions on a quarterly basis and provided reports to the Board on these matters.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Directors, with the assistance of independent legal counsel, approved the RHJ Sub-Advisory Agreement for the fund.

Advisory Research, Inc. Sub-Advisory Agreement

At a meeting of the Board held on September 8, 2016 (the “September Meeting”), the Board discussed the acquisition of Cupps Capital Management, LLC (“CCM”) by Advisory Research, Inc. (“ARI”) (the “ARI Transaction”) with representatives of Dreyfus and EACM, as well as the terms of Dreyfus’ Sub-Investment Advisory Agreement with ARI pursuant to which ARI serves as a sub-investment adviser to the fund and provides day-to-day management of a portion of the fund’s investments (the “ARI Sub-Advisory Agreement”) and the implications, if any, that the closing of the ARI Transaction would have for ARI’s performance as a sub-adviser to the fund. At the September Meeting, representatives of Dreyfus confirmed that there would be no change in the investment process for managing ARI’s allocated portion of the fund’s investment portfolio as a result of the ARI Transaction.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

At the September Meeting, Dreyfus recommended the approval of the ARI Sub-Advisory Agreement, pursuant to which ARI would serve as a sub-adviser to the fund. The recommendation for the approval of the ARI Sub-Advisory Agreement was based on the following considerations, among others: (i) the ARI Transaction was not expected to have a material impact on the nature, extent or quality of the sub-investment advisory services provided to the fund; (ii) the CCM personnel who have been principally responsible for managing the allocated portion of the fund’s investment portfolio would each continue to serve in their capacities with respect to the management of the allocated portion of the fund’s assets as employees of ARI following the ARI Transaction; and (iii) the terms of the ARI Sub-Advisory Agreement were substantially similar in material respects to the terms of Dreyfus’ Sub-Investment Advisory Agreement with CCM (the “CCM Sub-Advisory Agreement”). The Board also considered the fact that Dreyfus expressed confidence in ARI and its investment management capabilities.

At the September Meeting, the Board, including a majority of the Independent Directors, considered and approved the ARI Sub-Advisory Agreement. In determining whether to approve the ARI Sub-Advisory Agreement, the Board considered the materials prepared by Dreyfus and EACM received in advance of the November 2-3, 2015 Board meeting and the September Meeting and other information, which included: (i) a form of the ARI Sub-Advisory Agreement; (ii) information regarding the ARI Transaction and Dreyfus’ rationale for retaining ARI following the closing of the ARI Transaction; (iii) information regarding the investment process employed by CCM and to be employed by ARI upon the consummation of the ARI Transaction; (iv) information regarding ARI’s reputation, investment management business, personnel and operations, and the effect that the ARI Transaction may have on ARI’s business and operations; (v) information regarding ARI’s brokerage and trading policies and practices; (vi) information regarding the level of sub-investment advisory fees charged by ARI; (vii) information regarding CCM’s historical performance returns managing its allocated portion of the fund’s portfolio, including information comparing that performance to a relevant index; and (viii) ARI’s Form ADV. At a subsequent meeting held in September 2016, the Board, including a majority of the Independent Directors, considered and approved ARI’s compliance program. The Board also considered the substance of discussions with representatives of Dreyfus and EACM at the November 2-3, 2015 Board meeting and with representatives of Dreyfus at the September Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by ARI. In examining the nature, extent and quality of the services that had been furnished by CCM to the fund under the CCM Sub-Advisory Agreement, and were expected to be provided by ARI to the fund under the ARI Sub-Advisory Agreement, the Board considered: (i) ARI’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel and the CCM personnel joining ARI; (ii) the expertise of the CCM personnel joining ARI in providing portfolio management services to the fund and the performance history of CCM’s allocated portion of the fund’s portfolio; (iii) ARI’s investment strategy for the fund; (iv) the previous performance of CCM relative to unmanaged indices; and (v) ARI’s compliance program. The Board also considered the review process undertaken by Dreyfus and Dreyfus’ favorable assessment of the nature and quality of the sub-investment advisory services provided by CCM and expected to be provided to the fund by ARI after consummation of the ARI Transaction. The Board also noted that the portfolio management team of CCM was expected to operate in the same manner with respect to the management of the allocated portion of the fund’s assets as employees of ARI after the consummation of the ARI Transaction. The Board concluded that the fund and its shareholders would continue to benefit from the quality and experience of these investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by ARI under the ARI Sub-Advisory Agreement, as well as ARI’s ability to render such services based on its operations and resources and the experience of the investment team members at CCM that became employees of ARI, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the ARI Sub-Advisory Agreement.

Investment Performance. The Board considered CCM’s investment performance in managing its allocated portion of the fund’s portfolio prior to the ARI Transaction as a factor in evaluating the services to be provided by ARI under the ARI Sub-Advisory Agreement after the consummation of the ARI Transaction. The Board compared this historical performance to a relevant benchmark and concluded that CCM’s historical performance record in managing its allocated portion of the fund’s investment portfolio, when considering that CCM’s investment professionals would continue to manage the allocated portion of the fund’s assets as employees of ARI after the consummation of the ARI Transaction and when viewed together with the other factors considered by the Board, supported a decision to approve the ARI Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the ARI Sub-Advisory Agreement, noting that the proposed fee would be paid by Dreyfus and, thus, would not impact the fees paid by the fund. The Board recognized that, because ARI’s fee would be paid by Dreyfus, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement and, therefore, the Board received and considered a profitability analysis of Dreyfus and its affiliates. The Board noted that the fee payable to ARI by Dreyfus under the ARI Sub-Advisory Agreement was the same as that payable to CCM under the CCM Sub-Advisory Agreement and, thus, approval of the ARI Sub-Advisory Agreement had no impact on Dreyfus’ profitability. The Board concluded that the proposed fee payable to ARI by Dreyfus with respect to the assets to be allocated to ARI in its capacity as sub-adviser was appropriate and Dreyfus’ profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by Dreyfus and ARI under the ARI Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because ARI’s fee would be paid by Dreyfus, and not the fund, an analysis of economies of scale was more

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

appropriate in the context of the Board’s consideration of the Management Agreement. Accordingly, consideration of economies of scale with respect to ARI was not relevant to the Board’s determination to approve the ARI Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that would accrue to ARI as a result of ARI’s relationship with the fund. The Board concluded that ARI may direct fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that ARI was required to select brokers who met the fund’s requirements for seeking best execution, and that Dreyfus monitored and evaluated ARI’s trade execution with respect to fund brokerage transactions on a quarterly basis and provided reports to the Board on these matters.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Directors, with the assistance of independent legal counsel, approved the ARI Sub-Advisory Agreement for the fund.

Management Agreements and Sub-Advisory Agreements

At a meeting of the Board held on November 7-8, 2016, the Board considered the renewal of (a) the fund’s Management Agreement; (b) Dreyfus’ Portfolio Allocation Management Agreement (the “Allocation Agreement”) with EACM, pursuant to which EACM is responsible for evaluating and recommending subadvisers to provide the fund with day-to-day portfolio management services, recommending the percentage of fund assets to be allocated to each subadviser, monitoring and evaluating the performance of the subadvisers, and recommending whether a subadviser should be terminated; and (c) Dreyfus’ separate Sub-Investment Advisory Agreements (collectively with the Management Agreement and the Allocation Agreement, the “Agreements”) with each of EAM Investors, LLC, Henderson Geneva Capital Management LLC, Riverbridge Partners LLC, Nicholas Investment Partners, L.P., ARI, Granite Investment Partners, LLC and RHJ (collectively, the “Subadvisers”), pursuant to which each Subadviser serves as a sub-investment adviser and provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus, EACM and the Subadvisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over EACM and the Subadvisers, and EACM’s evaluations and recommendations to Dreyfus regarding the Subadvisers and EACM’s supervisory activities over the Subadvisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund’s benchmark index and noted that the fund’s total return performance was above the return of the index for two of the five calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until October 1, 2017, so that the expenses of Class A, Class C, Class I and Class Y shares of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and 0.98%, respectively.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to EACM and to each Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by EACM, each Subadviser and Dreyfus. The Board also noted that EACM’s and each Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays EACM and the Subadvisers pursuant to the respective Sub-Investment Advisory Agreement, the Board did not consider EACM’s or any Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and each Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus, EACM and the Subadvisers are adequate and appropriate.

• The Board was concerned about the fund’s performance, but noted Dreyfus’ efforts to improve performance and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus, EACM and the Subadvisers supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, EACM and the Subadvisers, of the fund and the services provided to the fund by Dreyfus, EACM and the Subadvisers.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

NOTES

NOTES

NOTES

For More Information

Dreyfus Select Managers Small Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Portfolio Allocation Manager

EACM Advisors LLC
200 Connecticut Avenue
Norwalk, CT 06854-1958

Sub-Investment Advisers

Riverbridge Partners, LLC
1200 IDS Center
80 South Eighth Street
Minneapolis, MN  55402

Henderson Geneva Capital
Management Ltd.
100 East Wisconsin Avenue,
Suite 2550
Milwaukee, WI 53202

Advisory Research, Inc.
180 N. Stetson Ave., Suite 5500
Chicago, IL 60601

Nicholas Investment Partners, L.P.
6451 El Sicomoro
Rancho Santa Fe, CA 92067

EAM Investors, LLC
2533 South Coast Highway 101,
Suite 240
Cardiff-by-the-Sea, CA 92007

Granite Investment Partners, LLC
2121 Rosecrans Avenue, Suite 2360
El Segundo, CA 90245
Rice Hall James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A:DSGAX Class C: DSGCX Class I: DSGIX Class Y:DSGYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6289SA1116

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak

            President

Date:    January 26, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 26, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)